Elfun Funds
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                       Supplement Dated November 15, 1996
                                       to
                         Prospectus Dated April 18, 1996


Each Fund (other than the Money Market Fund), with respect to its limited cash position, is now authorized to invest in GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by either the Funds' investment adviser, General Electric Investment Corporation ("GEIC"), or its affiliate, GE Investment Management Incorporated ("GEIM"). By using the Investment Fund, a Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

Although, during normal market conditions, the uninvested cash balances of each Fund is generally expected to be relatively small, Elfun Income Fund and Elfun Tax-Exempt Income Fund are authorized to invest up to 25% of their assets in the Investment Fund if the size of the particular cash balance so warrants. Elfun Trusts, Elfun Diversified Fund and Elfun Global Fund may only invest up to 5% of their assets in the Investment Fund, as a result of an investment policy prohibiting these Funds from investing more than 5% of their assets in any one issuer.

As a result of the foregoing development, the first paragraph on page 12 of the Prospectus under "Additional Investments -- Money Market Instruments" has been deleted in its entirety and now reads as follows to clarify the types of money market instruments each Fund (other than the Money Market Fund) may invest in directly or indirectly through an investment in the Investment Fund:

Money Market Instruments. Each Fund, other than the Money Market Fund, may invest in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.